# ORITANI FINANCIAL CORP.

**_Keefe, Bruyette & Woods_**

**_Boston Bank Conference_**

February 27, 2014

# Forward-Looking Statements

ORITANI FINANCIAL CORP.

- This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:
  - statements of our goals, intentions and expectations;
  - statements regarding our business plans, prospects, growth and operating strategies;
  - statements regarding the asset quality of our loan and investment portfolios; and
  - estimates of our risks and future costs and benefits.
- These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
- The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
  - changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
  - general economic conditions, either nationally or in our market areas, that are worse than expected; estimates of our risks and future costs and benefits.
  - competition among depository and other financial institutions;
  - inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
  - adverse changes in the securities markets;
  - our ability to enter new markets successfully and capitalize on growth opportunities;
  - our ability to successfully integrate acquired entities, if any;
  - changes in consumer spending, borrowing and savings habits;
  - changes in our organization, compensation and benefit plans;
  - our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
  - possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
  - the level of future deposit premium assessments;
  - the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
  - changes in the financial performance and/or condition of our borrowers; and
  - the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
- Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

# Oritani Today



PASSAIC COUNTY
BERGEN COUNTY
Park Ridge
Ramsey
Woodcliff Lake
Township of Washington
Ho-Ho-Kus
Emerson
New Milford
Paterson
Hackensack
Bergenfield
Teaneck
Clifton
Ridgefield Park
Palisades Park
Ridgefield
Cliffside Park
Fairview
Upper Montclair
North Bergen
ESSEX COUNTY
Union City
HUDSON COUNTY
Jersey City

| County | Rank | Branches | Company Deposits in Market ($000) | Deposit Market Share (%) | Projected Population Change 2013-2018 (%) | Median HH Income 2013 ($) | Projected HH Income Change 2013-2018 (%) |
|---|---|---|---|---|---|---|---|
| Bergen | 9 | 17 | 1,202,593 | 2.89 | 2.17 | 81,615 | 13.76 |
| Hudson | 17 | 5 | 142,395 | 0.49 | 4.08 | 52,264 | 17.90 |
| Passaic | 16 | 2 | 69,962 | 0.65 | 0.90 | 53,667 | 16.37 |
| Essex | 29 | 1 | 28,936 | 0.12 | 0.65 | 52,507 | 15.94 |
| **Total** | | **25** | **1,443,886** | | | | |
| **New Jersey Franchise** | | | | | **2.27** | **76,783** | **14.34** |
| **State of New Jersey** | | | | | **1.63** | **68,482** | **17.36** |
| **National** | | | | | **3.62** | **51,314** | **16.11** |

- Oritani Bank is a New Jersey-chartered savings bank headquartered in the Township of Washington, New Jersey, with a longstanding history of community banking since 1911
- Focuses on organic growth of loan portfolio through commercial real estate and multifamily loan originations
  - Gross loans have increased from $1.5 billion on June 30, 2010 to $2.4 billion as of December 31, 2013
- Operates 25 branches in demographically attractive Northern New Jersey
  - One of the largest community banking institutions in Northern New Jersey
  - Oritani ranks 9th in deposit market share in Bergen County with 17 branches; ranks 3rd among New Jersey based institutions
- Converted to MHC structure on January 24th, 2007, raising $122 million of gross proceeds
- Completed second-step conversion transaction on June 24th, 2010 raising $414 million of gross proceeds; experienced strong organic growth thereafter

Source: SNL Financial. Deposit information as of June 30, 2013
New Jersey Franchise demographic information weighted by deposits by county

# Second Quarter Financial Highlights

ORITANI FINANCIAL CORP.

| *Dollars in Thousands except per share amounts* | 12/31/13 | 12/31/12 | YoY Change |
|---|---|---|---|
| **Assets** | $2,942,276 | $2,809,686 | **4.7%** |
| **Gross Loans** | $2,398,759 | $2,214,071 | **8.3%** |
| **Non-time Deposits** | $1,005,788 | $841,292 | **19.6%** |
| **Basic Earnings Per Share (qtr.)** | $0.23 | $0.21 | **9.5%** |
| **TBV Per Share** | $11.37 | $11.15 | **2.0%** |
| **Dividend Yield*** | 5.92% | 6.53% | **(9.3%)** |
| **ROAA** | 1.40% | 1.27% | **10.2%** |
| **Efficiency Ratio** | 38.9% | 38.0% | **2.3%** |
| **Non-Performing Assets** | $23,899 | $32,218 | **(25.8%)** |

- Balance sheet strategies have had a significant positive impact on earnings
- Improved overall credit quality and decreasing provision for loan losses
- Strong profitability driven by one of the lowest efficiency ratios in the country
- Operating at one of the highest ROAs in the country
- Strong core deposit growth
- Special dividends enhanced robust dividend yield

*Includes impact of special dividends of $0.25 paid in December 2013 and $0.40 paid in December 2012

# Strong Asset Growth Trajectory

ORITANI FINANCIAL CORP.

- Oritani continues to execute its strategic plan of organic growth
  - Annualized growth rate of 16.8% for the quarter ended December 31, 2013



Dollars in thousands
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1.19 B
$1.44 B
$1.91 B
$2.48 B
$2.59 B
$2.70 B
$2.83 B
$2.82 B
$2.94 B
14.9% CAGR
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Q2 2014
Total Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year, as well as the Fiscal 2014 interim periods

# Double Digit Loan Growth

- Oritani's focus on commercial real estate and multifamily loans has been a source of strength
  - Annualized growth rate of 14.5% for the quarter ended December 31, 2013



Dollars in thousands
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$0.77 B
$1.02 B
$1.30 B
$1.53 B
$1.70 B
$2.02 B
$2.31 B
$2.32 B
$2.40 B
19.2% CAGR
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Q2 2014
Residential
Multi-family
Commercial Real Estate
Second Mortgage and Equity
Construction and Land
Other + Deferred Fees

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year, as well as the Fiscal 2014 interim periods

# Continued Focus on Core Deposit Growth

ORITANI FINANCIAL CORP.

- Oritani's core deposit gathering efforts have resulted in improved funding costs for the Company and significant increases in core deposits
  - Annualized growth rate was 12.2% for core deposits, and 10.8% for total deposits for the quarter ended December 31, 2013



Dollars in thousands
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$0.70 B
$0.70 B
$1.13 B
$1.29 B
$1.38 B
$1.39 B
$1.42 B
$1.42 B
$1.46 B
3.18%
3.44%
2.75%
1.76%
1.21%
0.93%
0.62%
0.57%
0.57%
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Q2 2014
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year, as well as the Fiscal 2014 interim periods

# Disciplined Underwriting Culture

- Oritani has maintained disciplined underwriting standards and a proactive approach to problem assets
  - These practices have resulted in pristine asset quality, a reduced level of problem assets, and a significantly decreased loan loss provision



Dollars in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.78%
0.91%
0.91%
0.81%
2010
2011
2012
2013
Q1 2014
Q2 2014
Loan Loss Provision
NPAs/ Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year, as well as the Fiscal 2014 interim periods

# Robust Profitability In Volatile Environment

ORITANI FINANCIAL CORP.

- Oritani's shareholder capital management has helped drive improved EPS

## Net Income Trends Since 2nd Step Conversion *(Dollars in thousands except per share amounts)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$8,364
$0.15
$28,507
$0.54
$31,650
$0.72
$39,544
$0.94
$40,714
$0.96
2010
2011
2012
2013
YTD 2014 Annualized*
Net Income
Basic Earnings Per Share

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year
*Reflects Oritani's Fiscal Year to Date as of December 31, 2013, and annualized results

# Comparison of ROAA Results to Peers

ORITANI FINANCIAL CORP.

- Execution of balance sheet strategies has helped propel income statement results

## ROAA Trends Since 2nd Step Conversion



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.41%
1.13%
1.21%
1.43%
1.44%
0.73%
0.85%
0.75%
0.79%
0.81%
2010
2011
2012
2013
YTD 2014*
ORIT ROAA
Median Peer ROAA

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 17
*Reflects annualized results using Oritani's Fiscal Year to Date as of December 31, 2013

# Continued Focus on Cost Control

ORITANI FINANCIAL CORP.

- Oritani has been keenly focused on controlling costs while growing top line revenues



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
48.2%*
54.1%
36.7%
58.2%
37.7%
56.1%
36.7%
60.6%
38.0%
61.1%
2010
2011
2012
2013
YTD 2014**
ORIT Efficiency Ratio
Median Peer Efficiency Ratio

*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions. Including these items, the actual efficiency ratio was 62.5%

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 17
**Reflects annualized results using Oritani's Fiscal Year to Date as of December 31, 2013

# Trading Price to Book Value

ORITANI FINANCIAL CORP.

- Oritani trades at a lower multiple to tangible book value than its peers
  - Oritani's closing price of $16.05 per share on December 31, 2013 represented 141.1% of tangible book value



180%
160%
140%
120%
100%
80%
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
165%
142%
ORIT
Peer Average

Source: SNL Financial. Peer group is detailed on page 17. Peer average excludes ISBC and KRNY

# Dividend Yield

- Oritani has provided shareholders with a significantly higher dividend yield than its peers



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.9%
2.0%
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
ORIT
Peer Average

Source: SNL Financial. Peer group is detailed on page 17. Peer average excludes special dividends

# Shareholder Friendly Capital Management

- Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
  - June 22, 2011: Announced share repurchase program for 10% of outstanding shares
  - September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
  - November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 1,701,980 shares yet to be repurchased as of December 31, 2013
  - November 20, 2012: Declared special dividend of $0.40 per share
  - April 25, 2013: Increased quarterly dividend to $0.175 per share
  - November 26, 2013: Declared special dividend of $0.25 per share

| | 2010 | 2011 | 2012 | 2013 | Q2 2014 |
|---|---|---|---|---|---|
| **Tier 1 Ratio** | 38.4% | 34.2% | 23.2% | 20.9% | 19.9% |
| **Total RBC Ratio** | 39.6% | 35.5% | 24.5% | 22.2% | 21.1% |
| **Tier 1 To Average Assets** | 31.6% | 25.1% | 19.0% | 18.3% | 18.1% |
| **TCE Ratio** | 26.0% | 24.9% | 18.9% | 18.3% | 17.7% |
| **Dividends Per Share*** | $0.18 | $0.375 | $0.50 | $1.025 | $0.95 |
| **Share Repurchase Plan?** | - | ✓ | ✓ | ✓ | ✓ |
| **Common Shares Outstanding** | 56,202,485 | 55,513,265 | 45,198,765 | 45,391,031 | 45,704,310 |

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year
*Q2 2014 dividend represents annualized regular dividend plus $0.25 special dividend paid in December, 2013

# Price Performance Since 2nd Step Conversion

- Since Oritani's 2nd step conversion, the Company has outperformed the Nasdaq Bank Index
  - Oritani's business model has provided stability in difficult markets



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
6/30/2010
8/31/2010
10/31/2010
12/31/2010
2/28/2011
4/30/2011
6/30/2011
8/31/2011
10/31/2011
12/31/2011
2/29/2012
4/30/2012
6/30/2012
8/31/2012
10/31/2012
12/31/2012
2/28/2013
4/30/2013
6/30/2013
8/31/2013
10/31/2013
12/31/2013
54%
42%
ORIT
Nasdaq Bank

Source: SNL Financial
Data as of February 21, 2014

# QUESTIONS
# &
# ANSWERS

ORITANI FINANCIAL CORP.

# Appendix: Oritani Peer Data

| Institution Name | Ticker | City, State | Total Assets ($mm) |
|---|---|---|---|
| Investors Bancorp, Inc. (MHC) | ISBC | Short Hills, NJ | $15,623 |
| NBT Bancorp Inc. | NBTB | Norwich, NY | 7,652 |
| Sterling Bancorp | STL | Montebello, NY | 6,667 |
| Brookline Bancorp, Inc. | BRKL | Boston, MA | 5,325 |
| Flushing Financial Corporation | FFIC | Lake Success, NY | 4,722 |
| Dime Community Bancshares, Inc. | DCOM | Brooklyn, NY | 4,028 |
| Lakeland Bancorp, Inc. | LBAI | Oak Ridge, NJ | 3,318 |
| Kearny Financial Corp. (MHC) | KRNY | Fairfield, NJ | 3,259 |
| Hudson Valley Holding Corp. | HVB | Yonkers, NY | 2,999 |
| Northfield Bancorp, Inc. | NFBK | Woodbridge, NJ | 2,703 |
| First of Long Island Corporation | FLIC | Glen Head, NY | 2,400 |
| OceanFirst Financial Corp. | OCFC | Toms River, NJ | 2,250 |
| Suffolk Bancorp | SUBK | Riverhead, NY | 1,700 |
| | | **Average** | **$4,819** |
| | | **Median** | **$3,318** |

Source: SNL Financial as of the most recent reported quarter